                                                                       Exhibit L



                   SUPPLEMENT NO. 1 TO FISCAL AGENCY AGREEMENT

     SUPPLEMENT NO. 1, dated as of February 26, 2004 (this "Supplement"), to the Fiscal Agency Agreement (the "Fiscal Agency Agreement"), dated as of October 4, 1999, between THE REPUBLIC OF THE PHILIPPINES, as issuer (the "Issuer"), and THE CHASE MANHATTAN BANK, as fiscal agent (the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Fiscal Agency Agreement.

                                    RECITALS

     WHEREAS, clause (v) of the second paragraph of Section 12(b) of the Fiscal Agency Agreement provides that the Issuer and the Fiscal Agent may, without the vote or consent of any holder of the Securities of any Series, amend the Fiscal Agency Agreement in any manner which the Issuer and the Fiscal Agent may determine and which shall not be inconsistent with the provisions of the Securities of any such Series and shall not adversely affect the interest of any holder of Securities of any Series in any material respect; and

     WHEREAS, the Issuer has requested and the Fiscal Agent has agreed, consistent with such clause (v), to amend the Fiscal Agency Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Scope of Supplement. The provisions of this Supplement shall apply only to (a) the 8.375% Global Bonds due 2011 (the "New Global Bonds") to be issued by the Issuer on or about February 26, 2004, (b) any Securities issued in the future under the Fiscal Agency Agreement, as amended by this Supplement, that form a single series with the New Global Bonds, and (c) any other Securities issued in the future under the Fiscal Agency Agreement, as amended by this Supplement, that are in their terms stated to be subject to Section 19 thereof, and shall not modify or otherwise affect the terms and conditions of any currently outstanding Securities under the Fiscal Agency Agreement or any other Securities issued in the future under the Fiscal Agency Agreement, as amended by this Supplement, that are not so stated as being subject to Section 19 thereof.

     Section 2. Amendment to Section 12, Meetings and Amendments. Section 12 of the Fiscal Agency Agreement is hereby amended to change its title to "Meetings and Amendments relating to Securities Other than Collective Action Securities" and to insert the following sentence immediately after the title of the Section:
"The provisions of this Section 12 shall apply to the Securities of each Series other than Collective Action Securities (as defined below)."

     Section 3. Addition of Section 19. A new Section 19 is hereby added to the Fiscal Agency Agreement, to read as follows:

     "SECTION 19. Meetings and Amendments Relating to Collective Action Securities. The provisions of this Section 19 shall apply only to (a) the 8.375% Global Bonds due

2011 (the "New Global Bonds") to be issued by the Issuer on or about February 26, 2004, (b) any Securities issued after February 26, 2004 under this Agreement that form a single series with the New Global Bonds, and (c) any other Securities issued after February 26, 2004 under this Agreement that are in their terms stated to be subject to this Section 19 (collectively, the "Collective Action Securities").

     (a) Calling of Meeting, Notice and Quorum. A meeting of holders of the Securities of a Series may be called, as set forth below, at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of the Securities of such Series or to modify, amend, supplement or waive the terms of the Securities of such Series or this Agreement as hereinafter provided. The Issuer may at any time call a meeting of holders of the Securities of a Series for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Issuer shall determine. Notice of every meeting of holders of the Securities of a Series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given not less than 30 nor more than 60 days prior to the date fixed for the meeting. In case at any time the holders of at least 10% in aggregate principal amount of the Outstanding (as defined in subsection (f) of this Section) Securities of a Series shall have requested the Fiscal Agent to call a meeting of the holders of Securities of such Series for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof not less than 30 nor more than 60 days prior to the date fixed for the meeting.

     To be entitled to vote at any meeting of holders of the Securities of a Series, a person shall be a holder of Outstanding Securities of such Series or, in the case of registered Securities of such Series, a person duly appointed by an instrument in writing as proxy for such a holder. At any meeting of holders, other than a meeting to discuss a Reserved Matter (as defined below), the persons entitled to vote a majority of the aggregate principal amount of the Outstanding Securities of a Series shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Outstanding Securities of such Series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders held to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Outstanding Securities of a Series shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Outstanding Securities of such Series shall constitute a quorum for the taking of any action set forth in the original meeting. The Fiscal Agent may make such reasonable and customary regulations as it shall deem advisable for any meeting of holders of Securities of a Series with respect to the proof of the holding of bearer Securities of such Series and of the appointment of proxies in respect of holders of registered Securities of such Series, the record date for determining the registered owners of registered Securities of such Series who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 30 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     (b) Non-Reserved Matters. (i) At any meeting of holders of Securities of a Series duly called and held as specified above, upon the affirmative vote, in person or (in the case of registered owners of the Securities of such Series) by proxy thereunto duly authorized in writing, of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of such Series then Outstanding represented at such meeting (or of such other percentage as may be set forth in the text of the Securities of such Series with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of such Series then Outstanding (or of such other percentage as may be set forth in the text of the Securities of such Series with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of such Series or, insofar as respects the Securities of such Series, this Agreement in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined below), and the holders of the Securities of a Series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of the Securities of such Series, other than a waiver or other action constituting a Reserved Matter.

     (c) Reserved Matters. (i) At any meeting of holders of the Securities of a Series duly called and held as specified above, upon the affirmative vote, in person or (in the case of registered owners of the Securities of such Series) by proxy thereunto duly authorized in writing, of the holders of not less than 75% of the aggregate principal amount of the Securities of such Series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of such Series represented at such meeting but of all the Securities of such Series Outstanding at that time), or (ii) with the written consent of the owners of not less than 75% of the aggregate principal amount of the Securities of such Series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of this Agreement or the terms and conditions of the Securities of such Series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of such Series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of such Series, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of such Series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of such Series, or permit the Issuer to redeem the Securities of such Series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of such Series the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities of such Series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of such Series,
(F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of such Series, (G) change the governing law provision of the Securities of such Series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 hereof, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of such Series, as set forth in Section 15 hereof, (I) in connection with an exchange offer for the Securities of such Series, amend any Event of Default (as defined in the terms of the

Securities of such Series), or (J) change the status of the Securities of such Series, as set forth in the terms of the Securities of such Series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of such Series. Each of the actions set forth in clauses (A) through
(J) of the preceding sentence is referred to herein as a "Reserved Matter."

     (d) Non-Material Amendments. The Issuer and the Fiscal Agent may, without the vote or consent of any holder of Securities of a Series, amend this Agreement or the Securities of such Series to (i) add to the covenants of the Issuer for the benefit of the holders of Securities or coupons, (ii) surrender any right or power conferred upon the Issuer, (iii) secure the Securities pursuant to the requirements of the Securities or otherwise, (iv) cure any ambiguity or cure, correct, supplement or waive any defective provision herein or therein or (v) amend this Agreement or the Securities of such Series in any other manner which the Issuer and the Fiscal Agent may determine and which shall not be inconsistent with the provisions of the Securities of such Series and shall not adversely affect the interests of any holder of Securities of any Series in any material respect.

     (e) Binding Nature of Amendments, Notice, Notations, etc. It shall not be necessary for the vote or consent of the holders of Securities of a Series to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof. Any instrument given by or on behalf of any holder of a Security of a Series in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all holders of Securities of a Series, whether or not they have given such consent or cast such vote, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities of such Series. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities of a Series or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereto or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in the Securities of such Series.

     Securities of a Series authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities of such Series, modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, may be prepared by the Issuer, authenticated by the Fiscal Agent (or any authenticating agent appointed pursuant to Section 3 hereof) and delivered in exchange for Outstanding Securities of such Series.

     (f) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities of any Series, any Security of such Series authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

          (i) Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation or held by the Fiscal Agent for reissuance but not reissued by the Fiscal Agent;

          (ii) Securities which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and, premium, if any) and any interest thereon shall have been made available to the Fiscal Agent; or

          (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities of a Series are present at a meeting of holders of Securities of such Series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities of such Series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of such Series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral ng Pilipinas, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity."

     Section 4. Amended Exhibits. The Form of Registered Security and Form of Bearer Security attached as Exhibit A and Exhibit B, respectively, to the Fiscal Agency Agreement, are hereby deleted in their entirety and replaced by Exhibit A and Exhibit B attached hereto. Among matters, the revised Exhibits include the provisions relevant to the Collective Action Securities and the following changes:

     (a) The following paragraph will be inserted before the paragraph immediately following the descriptions of the nine events of default in the Form of Registered Security and Form of Bearer Security:

"[With respect to Collective Action Securities:] provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare [if the Security is not an Original Issue Discount Security, insert -- the principal amount of all the Securities of this series and the accrued interest thereon] [if the Security is an Original Issue Discount Security, insert -- an amount of principal of all the Securities of this series determined as hereinafter provided] to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. [The amount referred to in the preceding sentence shall be equal to -- insert formula for determining the amount.] If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon."

     (b) The following paragraph will be inserted before the third-to-last paragraph in the Form of Registered Security and the fourth-to-last paragraph in the Form of Bearer Security:

"[With respect to Collective Action Securities:] The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities of this series have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement."

     Section 5. Effectiveness. This Supplement shall become effective as of the date hereof upon execution by the parties hereto.

     Section 6. Applicable Law. Except as otherwise provided by applicable mandatory provisions of law and except with respect to authorization, execution and delivery by the Issuer, this Supplement shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America.

     Section 7. Counterparts. This Supplement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     Section 8. Amendment. Except as specifically amended, modified or supplemented hereby, the Fiscal Agency Agreement shall continue in full force and effect in accordance with the provisions thereof. All references in any other agreement or document to the Fiscal Agency Agreement shall, on and after the date hereof, be deemed to refer to the Fiscal Agency Agreement as amended hereby.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their duly authorized representatives, all as of the date first above written.

                                       REPUBLIC OF THE PHILIPPINES, as Issuer



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       JPMORGAN CHASE BANK, as successor to
                                       THE CHASE MANHATTAN BANK and Fiscal Agent



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT A


                           FORM OF REGISTERED SECURITY

                           [Form of Face of Security]

[If the Security is a permanent global Security, insert a legend relating to limitations on the transferability of such permanent global Security in such form as may be required by the U.S. Depositary.]

[INSERT ANY LEGEND(S) REQUIRED BY THE INTERNAL REVENUE CODE]

                           REPUBLIC OF THE PHILIPPINES

                         [Title of Series of Securities]


No. R-_____________                                               [Denomination]

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to _________________________ or registered assigns, the principal sum of ___________ U.S. Dollars (U.S.$________) on _________ [If the Security is to bear interest prior to maturity, insert--, and to pay interest thereon from _________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [annually] [semi-annually] in arrears on ___________ [and _____________] in each year, commencing _____________ (each an "Interest Payment Date"), at the rate [of ___% per annum] [to be determined in accordance with the provisions hereinafter set forth], until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered Holder") in whose name this Security (or one or more predecessor Securities) is registered in the register of such Securities maintained pursuant to the Fiscal Agency Agreement at the close of business on the _____________ [or ______________] (whether or not a business day) [, as the case may be] (each a "Regular Record Date") [,] next preceding such Interest Payment Date; provided, however, that the first payment of interest on any Security originally issued on a date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner (not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange.]

     [Insert floating interest rate provisions, if applicable.]

     [If the Security is not to bear interest prior to maturity, insert--(the "Stated Maturity"). The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity.]

     Principal of (and premium, if any, on) [and interest payable at maturity or upon earlier redemption or repayment in respect of] this Security shall be payable in immediately available funds against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of (and premium, if any, on) [and interest on] this Security shall be made in immediately available funds in accordance with the foregoing and subject to applicable laws and regulations, by [(if a registered Holder [of greater than _______________ in aggregate principal amount of Securities of this series so elects) transfer to an account denominated in U.S. dollars which is maintained by the payee with [any] [a] bank [located in ____________]. Each [such] registered Holder electing to obtain any of such payments by such transfer must give notice of such account to the Fiscal Agent not [less than [15] days prior to the date of] [later than the record date for] the payment to be obtained. If a registered Holder fails to give said notice prior to the time limit specified above, or does not so elect, payments of principal (and premium, if any) shall be made against surrender of this Security [if applicable, insert--, and payments of interest shall be made,] by] check mailed [on or before the due date for such payment] to the person entitled thereto at such person's address appearing on the aforementioned register or[, in the case of payments of principal (and premium, if any)] to such other address as the registered Holder may specify upon such surrender [, unless the Fiscal Agent at its discretion accepts such notice given after the time limit specified above, in which case a transfer may be made as described above]. [If applicable, insert payment provisions for Securities denominated in a currency other than U.S. dollars]. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) [and interest on] this Security have been made available for payment and either paid or returned to the Issuer as provided herein or in the Fiscal Agency Agreement, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York [and in Europe [(which, so long as the Securities are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange] and such Exchange shall so require, shall include an office or agency in [London -- Luxembourg])] [and Hong Kong (so long as the Securities are listed on The Stock Exchange of Hong Kong Limited and such Exchange shall so require)] for the payment of the principal of (and premium, if any, on) [and interest on] the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                            REPUBLIC OF THE PHILIPPINES


                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                            THE CHASE MANHATTAN BANK,
                                             as Fiscal Agent


                                            By
                                              ----------------------------------
                                                     Authorized Signatory

                          [Form of Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of October 4, 1999, as amended or supplemented (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York [and, so long as the Securities of this series are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange -- The Stock Exchange of Hong Kong Limited] and such Exchange shall so require, at the office of the Paying Agent hereinafter named in [London -- Luxembourg -- Hong Kong]]. This Security is one of the Securities of the series designated on the face hereof[, limited in aggregate principal amount to U.S.$_______________]. The holder of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. [Interest on this Security will be computed on the basis of [insert basis of computation of interest].]

     [Insert for Collective Action Securities--The Securities of this series are subject to Section 19 of the Fiscal Agency Agreement. The provisions of Section 12 of the Fiscal Agency Agreement shall not apply to the Securities of this Series.]

     The Securities are the direct, unconditional, unsecured and general obligations of the Issuer and will rank pari passu in priority of payment with all present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Issuer.

     The Securities of this series are issuable [only] in [bearer form (the "Bearer Securities") with coupons (the "Coupons") at the time of issue attached thereto for the amount due on each Interest Payment Date and in] fully registered form [(the "Registered Securities"), both of which rank pari passu without any discrimination, preference or priority among them whatsoever.] The [Registered] Securities are issuable in [the] authorized denomination[s] of U.S.$_____________ [and [any integral multiple thereof] [integral multiples of U.S.$___________ above that amount]].

     The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of [Registered] Securities and of transfers of [Registered] Securities. [In addition, the Issuer has appointed the main offices of _____________ in _______________ and ______________ in
______________ as additional agencies (each a "Transfer Agent") where Securities may be surrendered for registration of transfer or exchange.] The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York[, and a Transfer Agent in a European city].

     The transfer of a [Registered] Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new [Registered] Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

     At the option of the registered Holder upon request confirmed in writing, [Registered] Securities may be exchanged for [Registered] Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the [office of any Transfer Agent or at the] corporate trust office of the Fiscal Agent. Any registration of exchange will be effected upon [a Transfer Agent or] the Fiscal Agent[, as the case may be,] being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with [the Transfer Agents, if any, and] the Fiscal Agent. [Registered Securities may not be surrendered in exchange for Bearer Securities.] Whenever any [Registered] Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the [Registered] Securities which the registered Holder making the exchange is entitled to receive. The new Security issued upon such exchange shall be so dated that neither gain nor loss of interest shall result from such exchange. [If the Security is a permanent global Security, insert-- Notwithstanding the foregoing, the exchange of this Security is subject to certain limitations set forth in the Fiscal Agency Agreement.]

     [In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any [Registered] Security, or portion thereof, called for redemption[, or (iii) to exchange any Bearer Security called for redemption, except for a Registered Security of like aggregate principal amount which is simultaneously surrendered for redemption].]

     In case any Security of a series shall at any time become mutilated or destroyed or stolen or lost, and such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Security of like tenor and date will be issued by the Issuer in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Issuer and the Fiscal Agent that such Security was destroyed or stolen or lost, and, upon receipt also of indemnity (including, without limitation, an indemnity bond) satisfactory to the Issuer and the Fiscal Agent. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security including, without limitation, the fees and reasonable expenses of the Fiscal Agent and its counsel, shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

     Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     In any case where the due date for the payment of the principal of (and premium, if any, on) [or interest on] any Security[, or the date fixed for redemption of any Security,] shall be, at any place from which any check in respect thereof is to be mailed or where such Security is to be surrendered for payment [or, in the case of payments by transfer, where such transfer is to be made], a day on which banking institutions [If the Securities are denominated in U.S. dollars, insert--in The City of New York] [If the Securities are denominated in a currency other than U.S. dollars, insert--in [name of financial center of the country in whose currency the securities are denominated]] [If the Securities are denominated in Euros, insert--in London and Luxembourg] are authorized or obligated by law to close [If the Securities are denominated in a currency other than U.S. dollars, insert--or a day on which banking institutions in [name of non-U.S. financial center] are not carrying out transactions in [name of non-U.S. currency]], then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment [or the date fixed for redemption], and no interest shall be payable in respect of any such delay. [If LIBOR Notes are issued, insert--; provided, however, that with respect to LIBOR Notes, if the due date for any such payment is not a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (a "London Banking Day"), and the next succeeding London Banking Day falls in the next succeeding calendar month, then such payment shall be made on the immediately preceding day which is a London Banking Day.]

     The Issuer shall provide to the Fiscal Agent at its principal corporate trust office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, one business day prior to the payment date in same day funds, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) [or interest on] this Security as the same shall become due.

     Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of ten years in the case of principal, and five years in the case of interest, from the respective due dates for payment in respect of such Securities.

     So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist (a) any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting an security interest whether in effect on the issue date or thereafter (a "Lien") upon the whole or any part of its assets or revenues to secure any External Public Indebtedness (as defined below), unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably or (b) any preference or priority in respect of any other External Public Indebtedness of the Issuer pursuant to
Article 2244(14) of the Civil Code of the Philippines, or any successor Philippine law providing for preferences or priority in respect of notarized External Public Indebtedness, unless amounts payable under the Securities of this series are granted preference or priority equally and ratably therewith.

     Notwithstanding the above, the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or asserts, (ii) securing Refinanced External Public Indebtedness (as defined below), (iii) arising in the ordinary course of banking transactions to secure External Public Indebtedness maturing not more than one year after the date on which such External Public Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any External Public Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (ii) provided, however, that the principal amount of the External Public Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition or (vii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any External Public Indebtedness.

     "Refinanced External Public Indebtedness" means the US$130,760,000 Series A Interest Reduction Bonds Due 2007 issued by the Issuer on December 1, 1992, the US$626,616,000 Series B Interest Reduction Bonds Due 2008 issued by the Issuer on December 1, 1992, the US$153,490,000 Series A Principal Collateralized Interest Reduction Bonds Due 2018 issued by the Issuer on December 1, 1992 and the US$1,740,600,000 Series B Collateralized Interest Reduction Bonds Due 2017 issued by the Issuer on December 1, 1992.

     "External Public Indebtedness" means any External Indebtedness which is in the form of, or represented by, bonds, debentures, notes or other similar instruments or other securities and is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

     The Issuer will make all payments of principal of (and premium, if any, on) [and interest on] this Security without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of the Philippines or by or within any political subdivision thereof or any authority therein having power to tax (a "Philippines Tax"), unless deduction or withholding of such Philippines Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities of this series presented for payment:

     (a) by or on behalf of a holder who is subject to such Philippines Tax in respect of this Security by reason of such holder being connected with the Republic of the Philippines (or any political subdivision thereof) otherwise than merely by holding this Security or receiving principal or premium or interest in respect thereof; or

     (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, or the holder of this Security, if compliance is required by statute or regulation, or similar governmental action of the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

     (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security means:

          (i) the due date for payment thereof; or

          (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities of this series in accordance with the Fiscal Agency Agreement.

     The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security, provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of the Philippines, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security.

     Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) [or interest on] any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     [The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.]

     [The Securities of this series are subject to redemption upon not less than 30 days' notice given as hereinafter provided, [if applicable, insert--(l) on ___________________ in any year commencing with the year _______ and ending with the year __________ through operation of the sinking fund for this series at a redemption price equal to 100% of the principal amount, (2)] [at any time on or after __________, l9__, as a whole or in part, at the election of the Issuer, at the following redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed): If redeemed [on or before, %, and if redeemed] during the l2-month period beginning of the years indicated,

                 Redemption                        Redemption
   Year            Price             Year             Price
   ----          ----------          ----          ----------



and thereafter at a redemption price equal to ___% of the principal amount, and
(3)] under the circumstances described in the next succeeding paragraph at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, together in each case with accrued interest (except if the redemption date is an Interest Payment Date) to the redemption date, but interest installments on [Registered] Securities that are due on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to above; provided, that if the redemption date occurs between a Record Date and an Interest Payment Date, the interest due and payable will be paid to the holders of such Securities of record at the close of business on such Record Date. [Partial redemptions must be in an amount not less than U.S.$_________ principal amount of Securities.]

     [As and for a sinking fund for the retirement of the Securities of this series, the Issuer will, until all Securities of this series are paid or payment thereof provided for, deposit with the Fiscal Agent, prior to ___________ in each year, commencing in ___ and ending in ____, an amount in cash sufficient to redeem on such ________ [not less than U.S.$ and not more than] U.S.$_______________ principal amount of Securities of this series at the redemption price specified above for redemption through operation of the sinking fund. [The minimum amount of any sinking fund payment as specified in this Paragraph is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount is herein referred to as an "optional sinking fund payment".] The cash amount of any [mandatory] sinking fund payment is subject to reduction as provided below. Each sinking fund payment shall be applied to the redemption of Securities of this series on such ___________ as herein provided. [The right to redeem Securities of this series through optional sinking fund payments shall not be cumulative and to the extent not availed of on any sinking fund redemption date will terminate.]]

     [Notwithstanding the foregoing, the Issuer may not, prior to _________, redeem any Securities of this series as [an optional sinking fund payment] contemplated by the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

     [Securities of this series, acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

     [The Issuer (i) may deliver outstanding Securities of this series (other than any previously called for redemption) [together, in the case of Bearer Securities, with all unmatured Coupons appertaining thereto] and (ii) may apply as a credit Securities of this series which have been redeemed otherwise than through the application of [mandatory] sinking fund payments, in each case in satisfaction of all or any part of any [mandatory] sinking fund payment and the amount of such [mandatory] sinking fund payment shall be reduced accordingly.]

     [In the case of any partial redemption of Securities of this series pursuant to the sinking fund or at the option of the Issuer, the Securities to be redeemed shall be selected by the Fiscal Agent not more than 60 days prior to the redemption date from the outstanding Securities not previously called for redemption, [in the case of Bearer Securities, individually by lot and, in the case of Registered Securities,] by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to U.S.$__________ or any integral multiple thereof) of the principal amount of [Registered] Securities of a denomination larger than U.S.$______________.]

     [This Security shall be redeemed, at the option of the registered Holder thereof, upon the occurrence, on or after ______________, of a Redemption Event (as hereinafter defined), at a redemption price equal to 100% of the principal amount of this Security, together with interest accrued thereon to the date of redemption; provided, however, that the right of the registered

Holder to present this Security [if the Security is a permanent global Security, insert--, or evidence of ownership of the Securities represented by this permanent global Security (as hereinafter provided),] for redemption shall, if the Issuer gives a Notice of Redemption Event (as hereinafter defined), terminate upon expiration of the Option Period (as hereinafter defined) relating to such Redemption Event. In the event of the occurrence of more than one Redemption Event, each such Redemption Event shall be deemed to confer upon the registered Holder of this Security a separate right of redemption.]

     [The Issuer agrees that, if a Redemption Event occurs, it will promptly give written notice thereof to the Fiscal Agent (a "Notice of Redemption Event"). Promptly after receiving such Notice of Redemption Event, the Fiscal Agent shall give written notice to the registered Holder of this Security (a "Notice of Right to Tender") stating that a Redemption Event has occurred and including a form of notice (a "Redemption Notice") pursuant to which the registered Holder of this Security may elect to cause redemption. The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the registered Holders of Securities of this series entitled to elect to cause redemption of any such Securities. If the Issuer gives a Notice of Redemption Event (i) the registered Holder of this Security shall, if such Holder elects to cause redemption of this Security, deliver the Redemption Notice, together with the certificate or certificates representing the Securities to be redeemed [if the Security is a permanent global Security, insert--, or evidence of ownership of the Securities represented by this permanent global Security (as hereinafter provided)], to the Fiscal Agent within a period of 60 days (the "Option Period") of the date of the Notice of Right to Tender, and (ii) the Issuer shall select a date for redemption (the "Redemption Date"), which shall be within 60 days from the end of the Option Period, and, on the Redemption Date, shall redeem the Securities tendered for redemption within the Option Period. At least 10 days prior to the Redemption Date, the Issuer shall [(i)] deliver notice of the Redemption Date in the manner provided for herein to each registered Holder who requested redemption[, or (ii) publish notice of the Redemption Date in the manner provided for herein, as the case may be].]

     [If the Security is a permanent global Security, insert--It is understood that, notwithstanding the foregoing provisions relating to redemption at the option of a registered Holder and without otherwise limiting any right of any other registered Holder to act by agent or proxy, the Fiscal Agent may treat a person authorized, in a manner satisfactory to the Fiscal Agent, by the U.S. Depositary to take action in respect of a portion of this permanent global Security as the registered Holder of such portion of such Security and may make arrangements satisfactory to it, the Issuer and the U.S. Depositary in connection with the partial redemption of this permanent global Security.]

     [Insert description of those events, if any, which constitute Redemption Events.]

     [Notices to redeem Securities shall be given [to holders of Bearer Securities by publication at least once in a leading daily newspaper in the English language of general circulation in the Borough of Manhattan, The City of New York [and in Europe (which, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall be a daily newspaper of general circulation in Luxembourg)] and] to holders of [Registered] Securities in writing mailed, first-class postage prepaid, to each holder of [Registered] Securities, or portions thereof, so to be redeemed, at his address as it appears in the register hereinabove referred to. In the case of a redemption in whole at the option of the Issuer, such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Issuer, notice will be given twice, the first such notice (the "First Partial Redemption Notice") to be given not more than 60 days nor less than 45 days prior to the date fixed for redemption and the second such notice (the "Second Partial Redemption Notice") to be given at least 20 days thereafter but not less than 30 days prior to the date fixed for redemption.]

     [The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of [publication of any newspaper or of] regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the [publication or] mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Such notices will be deemed to have been given on the date of [such publication or] mailing [or, if published in such newspapers on different dates, on the date of the first such publication]. Notices to redeem Securities shall specify the date fixed for redemption, the applicable redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed [(or portion thereof in the case of a partial redemption of a [Registered] Security)] [, together, in the case of a Bearer Security, with all appurtenant Coupons, if any, maturing subsequent to the date fixed for redemption], that interest accrued to the date fixed for redemption (unless such date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue [and that such redemption is for the sinking fund if such is the case]. [If the redemption is pursuant to the provisions hereof relating to redemption permitted as a result of the occurrence or satisfaction of any condition or conditions precedent thereto, such notice shall also state that such condition or conditions precedent have occurred or been satisfied and, if such provisions so require, state that the Issuer has elected to redeem all the Securities of this series.] [In addition, in the case of a partial redemption, the First Partial Redemption Notice shall specify the last date prior to the Second Partial Redemption Notice on which exchanges or registration of transfers of Securities may be made and the Second Partial Redemption Notice shall also specify the Securities called for redemption and the aggregate principal amount of the Securities of this series to remain outstanding after the redemption.]]

     [If notice of redemption has been given in the manner set forth herein, the Securities so to be redeemed shall become due and payable on the redemption date specified in such notice and upon presentation and surrender of the Securities [if the Security is a permanent global Security, insert--or evidence of ownership of the Securities represented by this permanent global Security satisfactory to the Fiscal Agent,] at the place or places specified in such notice, [together in the case of Bearer Securities with all appurtenant Coupons, if any, maturing subsequent to the redemption date,] the Securities shall be paid and redeemed by the Issuer at the places, in the manner and currency and at the redemption price herein specified together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date.

From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, [the Coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void,] and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.]

     [Any [Registered] Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the registered Holder of such Security without service charge, a new [Registered] Security or Securities of this series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.]

     In the event:

     (i) the Issuer shall default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, [or in any deposit of any sinking fund payment in respect of the Securities of this series,] and such default shall continue for a period of 30 days,

     (ii) the Issuer shall default in the performance of any other covenant in the Securities of this series and, if such default is capable of remedy, such default shall continue for a period of 60 days after written notice thereof shall have been given to the Issuer at the corporate trust office of the Fiscal Agent in The City of New York by the holder of any Securities of this series,

     (iii) any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any External Public Indebtedness of the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral Ng Pilipinas ("Bangko Sentral")) having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination),

     (iv) any default shall occur in the payment of principal of, or premium or prepayment charge (if any) or interest on, any External Public Indebtedness of the Issuer having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination), when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto,

     (v) the validity of the Securities of this series or the Fiscal Agency Agreement shall be contested by the Issuer or any legislative, executive or judicial body or official of the Issuer which is authorized in each case by law to do so and, acting alone or together with any other such body or official, has the legal power and authority to declare the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable, or the Issuer shall deny any of its obligations under the Securities of this series or the Fiscal Agency Agreement (whether by a general suspension of payments or a moratorium on the payment of debt or otherwise), or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Issuer, or any final and non-appealable decision by any court in the Issuer having jurisdiction, shall render any provision of the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable or shall prevent or delay the performance or observance by the Issuer of any of its obligations thereunder,

     (vi) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Issuer to make or perform its obligations under the Securities of this series or the Fiscal Agency Agreement, or for the validity or enforceability thereof shall expire without renewal, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which is materially prejudicial to the interests of the holders of the Securities of this series,

     (vii) the Issuer declares a general moratorium with respect to the repayment of the External Indebtedness of either the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral),


     (viii) the Issuer shall cease to be a member of the International Monetary Fund (the "IMF") or shall cease to be eligible to use the general resources of the IMF or

     (ix) the Issuer or the central bank of the Issuer (as of the date of hereof, Bangko Sentral) shall not at all times exercise full ownership, power and control over the International Monetary Assets of the Issuer;

[[With respect to Collective Action Securities:] provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare [if the Security is not an Original Issue Discount Security, insert -- the principal amount of all the Securities of this series and the accrued interest thereon] [if the Security is an Original Issue Discount Security, insert -- an amount of principal of all the Securities of this series determined as hereinafter provided] to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. [The amount referred to in the preceding sentence shall be equal to -- insert formula for determining the amount.] If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.]

[[With respect to Securities other than Collective Action Securities:] provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series, then each registered Holder of this Security may, at such Holder's option, declare [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [if the Security is an Original Issue Discount Security, insert--an amount of principal of this Security determined as hereinafter provided] to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [such amount] shall become and be immediately due and payable; provided, however, that in the case of any event described in clauses (ii),
(iii), (iv), (v), (vi), (viii) or (ix) above, any notice declaring the Securities of this series due and payable shall become effective only when the Fiscal Agent has received such notices from the holders of at least twenty-five percent in principal amount of all Securities of this series then outstanding. Securities held by the Issuer shall not be considered "outstanding" for purposes of the preceding sentence. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.] Notwithstanding the foregoing, the Securities of this series shall not be due and payable immediately if, prior to the time when the Issuer receives such notice all defaults provided for in the Securities of this series and the Fiscal Agency Agreement shall have been cured.]

     Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

     As used herein, "External Indebtedness" means any indebtedness that is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the currency of the Republic of the Philippines. "Indebtedness" means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed. No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

     "International Monetary Assets" means all (i) gold, (ii) Special Drawing Rights, (iii) Reserve Positions in the Fund and (iv) Foreign Exchange.

     "Special Drawing Rights," "Reserve Positions in the Fund" and "Foreign Exchange," have, as to the types of assets included, the meanings given to them in the IMF's publication entitled "International Financial Statistics" or such other meanings as shall be formally adopted by the IMF from time to time.

     [[With respect to Collective Action Securities:] For purposes of determining whether the holders of the requisite principal amount of Outstanding Securities of a series are present at a meeting of holders of Securities of this series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement under the Fiscal Agency Agreement, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of this series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

     A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then Outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.]

     [[With respect to Securities other than Collective Action Securities:] A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.]

     [[With respect to Collective Action Securities:] For purposes of a meeting of the holders of the Securities of this series other than a meeting to discuss a Reserved Matter, the persons entitled to vote a majority of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the original meeting. To vote at a meeting, a person must either hold Securities of this series Outstanding at that time or be duly appointed as a proxy for a holder of the Securities. The Fiscal Agent will make all rules governing the conduct of any meeting.

     Section 19(c) of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (i) at any meeting of holders of the Securities of this series duly called and held pursuant thereto, upon the affirmative vote, of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of this series represented at such meeting but of all the Securities of this series Outstanding at that time), or (ii) with the written consent of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of this series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of this series, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of this series the vote or consent of the holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 of the Fiscal Agency Agreement, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, as set forth in Section 15 of the Fiscal Agency Agreement, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default, or (J) change the status of the Securities of this series, as set forth in the terms of the Securities of this series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter."

     Section 19(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined above), and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter.]

     [[With respect to Securities other than Collective Action Securities:]
Section 12(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than a majority in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend or supplement the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series.]

     Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities [or Coupons], for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities [or Coupons], or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting or supplementing any defective provision contained in the Securities [or Coupons] or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the registered Holder of this Security, to all of which each holder of any Security [or Coupon], by acceptance thereof, consents.

     [[With respect to Collective Action Securities:] The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.]

     [[With respect to Securities other than Collective Action Securities:] The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series). Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.]

     No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal of (and premium, if any, on) [and interest on] this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery of the Securities of this series and the Fiscal Agency Agreement by the Issuer which shall be governed by the laws of the Republic of the Philippines.

                                    EXHIBIT B

                             FORM OF BEARER SECURITY

                           [Form of Face of Security]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                           REPUBLIC OF THE PHILIPPINES

                         [Title of Series of Securities]

No. B-      [Denomination]

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to bearer the principal sum of _______________ U.S. Dollars (U.S.$_______________) on _______________ [If the Security is to
bear interest prior to maturity, insert--, and to pay interest [thereon] [calculation on _______________] from the date hereof] [annually] [semi-annually] in arrears on _______________ [and _______________] in each year, commencing _______________ (each an "Interest Payment Date"), at the rate [of ____% per annum] [to be determined in accordance with the provisions hereinafter set forth], until the principal hereof is paid or made available for payment.]

     [Insert floating interest rate provisions, if applicable.]

     [If the Security is not to bear interest prior to maturity, insert--(the "Stated Maturity"). The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity.]

     Subject to applicable laws and regulations, principal of (and premium, if any, on) this Security shall be payable by check against presentation and surrender of this Security at the offices of the Paying Agents named on the reverse hereof and at such other offices or agencies as the Issuer shall have appointed for the purpose pursuant to the Fiscal Agency Agreement hereinafter named and notified to the holders of the Securities. [Interest on this Security due on or before maturity shall be payable by check to the bearer of each Coupon appertaining hereto in the amount set forth in such Coupon, on or after the due date for such payment as set forth in such Coupon, upon presentation and surrender thereof at the offices of the Paying Agents set forth on the reverse of such Coupon or at such other offices or agencies as the Issuer shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the holders of the Securities.] No payment in respect of this Security shall be made at an office or agency of the Issuer in the United States (as defined on the reverse hereof), and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made in U.S. dollars at an office or agency located in the United States if (but only if) (i) payment outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars and (ii) such payment is then permitted under United States law, without material adverse consequences to the Issuer. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) [and interest on] this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe [(which, so long as the Securities are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange] and such Exchange shall so require, shall include an office or agency in [London -- Luxembourg])] [and Hong Kong (so long as the Securities are listed on The Stock Exchange of Hong Kong Limited and such Exchange shall so require)] for the payment of the principal of (and premium, if any, on) [and interest on] the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, neither this Security nor any Coupon appertaining hereto shall be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                     REPUBLIC OF THE PHILIPPINES


                                                     By ________________________
                                                        Name:
                                                        Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                                       THE CHASE MANHATTAN BANK,
                                                         as Fiscal Agent


                                                       By ______________________
                                                           Authorized Signatory

                          [Form of Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of October 4, 1999 as amended or supplemented (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York [and, so long as the Securities of this series are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange -- The Stock Exchange of Hong Kong Limited] and such Exchange shall so require, at the office of the Paying Agent hereinafter named in [London -- Luxembourg -- Hong Kong]]. This Security is one of the Securities of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$___________]. The bearer of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. [Interest on this Security will be computed on the basis of [insert basis of computation of interest].]

     [Insert for Collective Action Securities--The Securities of this series are subject to Section 19 of the Fiscal Agency Agreement. The provisions of Section 12 of the Fiscal Agency Agreement shall not apply to the Securities of this Series.]

     The Securities are the direct, unconditional, unsecured and general obligations of the Issuer and will rank pari passu in priority of payment with all present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Issuer.

     The Securities of this series as issuable in bearer form (the "Bearer Securities") with coupons (the "Coupons") at the time of issue attached thereto for the amount due on each Interest Payment Date and in fully registered form (the "Registered Securities"), both of which rank pari passu without any discrimination, preference or priority among them whatsoever. Bearer Securities are issuable in [the] authorized denomination[s] of U.S.$_______________ [and U.S.$_______________], and Registered Securities are issuable in [the] authorized denomination[s] of U.S.$_______________ [and [any integral multiple thereof] [integral multiples of U.S.$_______________ above that amount]].

     The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Securities and of transfers of Registered Securities. [In addition, the Issuer has appointed the main offices of _______________ in _______________ and _______________ in
_______________ as additional agencies (each a "Transfer Agent") where Securities may be surrendered for registration of transfer or exchange.] The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York, and a Transfer Agent in a European city.

     At the option of the bearer hereof upon request confirmed in writing, Bearer Securities may be exchanged for Registered Securities, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged, together with all unmatured Coupons and all matured Coupons in default appertaining thereto, at the office of any transfer agent or at the corporate trust office of the Fiscal Agent. If the bearer hereof is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons, or surrender such missing Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Fiscal Agent if there is furnished to them such security or indemnity as they may require to save each of them and each other agency of the Issuer hereunder harmless. Notwithstanding the foregoing, if a Bearer Security is surrendered in exchange for a Registered Security (i) after the close of business on the _______________ [or _______________] next preceding an Interest Payment Date and before the opening of business on such Interest Payment Date, or (ii) after the close of business on any special record date for the payment of defaulted interest and before the opening of business on the relevant proposed date of payment of such defaulted interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and the interest payable on such Interest Payment Date or proposed date of payment shall not be payable in respect to the Registered Security issued in exchange for such Bearer Security, but will be payable only to the bearer of such Coupon upon presentation and surrender thereof when due. [Registered Securities may not be surrendered in exchange for Bearer Securities.] The new Registered Security issued upon any exchange shall be so dated that neither gain nor loss of interest shall result from such exchange.

     [In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (iii) to exchange any Bearer Security called for redemption, except for a Registered Security of like aggregate principal amount which is simultaneously surrendered for redemption.]

     In case any Security of a series shall at any time become mutilated or destroyed or stolen or lost, and such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Security of like tenor and date will be issued by the Issuer in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Issuer and the Fiscal Agent that such Security was destroyed or stolen or lost, and, upon receipt also of indemnity (including, without limitation, an indemnity bond) satisfactory to the Issuer and the Fiscal Agent. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security including, without limitation, the fees and reasonable expenses of the Fiscal Agent and its counsel, shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

     Title to Bearer Securities and Coupons shall pass by delivery. The Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may deem and treat the bearer of a Bearer Security, the bearer of a Coupon and the person in whose name a Registered Security is registered as the owner thereof for all purposes, whether or not such Security or Coupon be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     In any case where the due date for the payment of the principal of (and premium, if any, on) [or interest on] any Security[, or the date fixed for redemption of any Security,] shall be, at any place from which any check in respect thereof is to be mailed or where such Security or Coupon in respect of such payment is to be surrendered for payment [or, in the case of payments in respect of Registered Securities by wire transfer of immediately available funds, from and to where such wire transfer is to be made], a day on which banking institutions are authorized or obligated by law to close, then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment [or the date fixed for redemption], and no interest shall be payable in respect of any such delay.

     The Issuer shall provide to the Fiscal Agent at its principal corporate trust office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, one business day prior to the payment date in same day funds, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) [or interest on] this Security or any appurtenant Coupon as the same shall become due.

     Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of ten years in the case of principal, and five years in the case of interest, from the respective due dates for payment in respect of such Securities.

     So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist (a) any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting an security interest whether in effect on the issue date or thereafter (a "Lien") upon the whole or any part of its assets or revenues to secure any External Public Indebtedness (as defined below), unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably or (b) any preference or priority in respect of any other External Public Indebtedness of the Issuer pursuant to
Article 2244(14) of the Civil Code of the Philippines, or any successor Philippine law providing for preferences or priority in respect of notarized External Public Indebtedness, unless amounts payable under the Securities of this series are granted preference or priority equally and ratably therewith.

     Notwithstanding the above, the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or asserts, (ii) securing Refinanced External Public Indebtedness (as defined below), (iii) arising in the ordinary course of banking transactions to secure External Public Indebtedness maturing not more than one year after the date on which such External Public Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any External Public Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (ii) provided, however, that the principal amount of the External Public Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition or (vii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any External Public Indebtedness.

     "Refinanced External Public Indebtedness" means the US$130,760,000 Series A Interest Reduction Bonds Due 2007 issued by the Issuer on December 1, 1992, the US$626,616,000 Series B Interest Reduction Bonds Due 2008 issued by the Issuer on December 1, 1992, the US$153,490,000 Series A Principal Collateralized Interest Reduction Bonds Due 2018 issued by the Issuer on December 1, 1992 and the US$1,740,600,000 Series B Collateralized Interest Reduction Bonds Due 2017 issued by the Issuer on December 1, 1992.

     "External Public Indebtedness" means any External Indebtedness which is in the form of, or represented by, bonds, debentures, notes or other similar instruments or other securities and is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

     The Issuer will make all payments of principal of (and premium, if any, on) [and interest on] this Security [and any Coupon] without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of the Philippines or by or within any political subdivision thereof or any authority therein having power to tax (a "Philippines Tax"), unless deduction or withholding of such Philippines Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities [and Coupons] of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities [or Coupons] of this series presented for payment:

     (a) by or on behalf of a holder who is subject to such Philippines Tax in respect of this Security [or any Coupon] by reason of such holder being connected with the Republic of the Philippines (or any political subdivision thereof) otherwise than merely by holding this Security [or Coupon] or receiving principal or premium or interest in respect thereof; or

     (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, or the holder of this Security [or Coupon], if compliance is required by statute or regulation, or similar governmental action of the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

     (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security [and Coupon] means:

          (i) the due date for payment thereof; or

          (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities [and Coupons] of this series in accordance with the Fiscal Agency Agreement.

     The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security [or Coupon], provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of the Philippines, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security [and Coupon].

     Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) [or interest on] any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     [The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.]

     [The Securities of this series are subject to redemption upon not less than 30 days' notice given as hereinafter provided, [if applicable, insert--(1) on _______________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a redemption price equal to 100% of the principal amount, (2)] [at any time [on or after _____, 19__], as a whole or in part, at the election of the Issuer, at the following redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed): If redeemed [on or before _____, ____%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,

                   Redemption                          Redemption
     Year            Price              Year              Price
     ----          ----------           ----           ----------





and thereafter at a redemption price equal to ____% of the principal amount, and
(3)] under the circumstances described in the next succeeding paragraph at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, together in each case with accrued interest (except if the redemption date is an Interest Payment Date) to the redemption date, but interest installments on Registered Securities that are due on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to therein. [Partial redemptions must be in an amount not less than U.S.$__________. principal amount of Securities.]

     [As and for a sinking fund for the retirement of the Securities of this series, the Issuer will, until all Securities of this series are paid or payment thereof provided for, deposit with the Fiscal Agent, prior to __________ in each year, commencing in __________ and ending in __________, an amount in cash sufficient to redeem on such __________ [not less than U.S.$__________ and not more than ] U.S.$__________ principal amount of Securities of this series at the redemption price specified above for redemption through operation of the sinking fund. [The minimum amount of any sinking fund payment as specified in this Paragraph is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount is herein referred to as an

"optional sinking fund payment".] The cash amount of any [mandatory] sinking fund payment is subject to reduction as provided below. Each sinking fund payment shall be applied to the redemption of Securities of this series on such __________ as herein provided. [The right to redeem Securities of this series through optional sinking fund payments shall not be cumulative and to the extent not availed of any sinking fund redemption date will terminate.]]

     [Notwithstanding the foregoing, the Issuer may not, prior to __________, redeem any Securities of this series as [an optional sinking fund payment] contemplated by the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

     [Securities of this series acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking payments otherwise required to be made [in the inverse order in which they become due].]

     [The Issuer (i) may deliver outstanding Securities of this series (other than any previously called for redemption) together, in the case of Bearer Securities, with all unmatured Coupons appertaining thereto and (ii) may apply as a credit Securities of this series which have been redeemed otherwise than through the application of [mandatory] sinking fund payments, in each case in satisfaction of all or any part of any [mandatory] sinking fund payment and the amount of such [mandatory] sinking fund payment shall be reduced accordingly.]

     [In the case of any partial redemption of Securities of this series pursuant to the sinking fund or at the option of the Issuer, the Securities to be redeemed shall be selected by the Fiscal Agent not more than 60 days prior to the redemption date from the outstanding Securities not previously called for redemption, in the case of Bearer Securities, individually by lot and, in the case of Registered Securities, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to U.S.$__________ or any integral multiple thereof) of the principal amount of Registered Securities of a denomination larger than U.S.$__________.]

     [This Security shall be redeemed, at the option of the bearer thereof, upon the occurrence, on or after __________, of a Redemption Event (as hereinafter defined), at a redemption price equal to 100% of the principal amount of this Security, together with interest accrued thereon to the date of redemption; provided, however, that the right of the bearer to present this Security for redemption shall, if the Issuer gives a Notice of Redemption Event (as hereinafter defined), terminate upon expiration of the Option Period (as hereinafter defined) relating to such Redemption Event. In the event of the occurrence of more than one Redemption Event, each such Redemption Event shall be deemed to confer upon the bearer of this Security a separate right of redemption.]

     [The Issuer agrees that, if a Redemption Event occurs, it will promptly give written notice thereof to the Fiscal Agent (a "Notice of Redemption Event"). Promptly after receiving such Notice of Redemption Event, the Fiscal Agent shall give notice by publication to the bearer of this Security (a "Notice of Right to Tender") stating that a Redemption Event has occurred and including a form of notice (a "Redemption Notice") pursuant to which the bearer of this Security may elect to cause redemption. If the Issuer so gives a Notice of Redemption Event (i) the bearer of this Security shall, if such bearer elects to cause redemption of this Security, deliver the Redemption Notice, together with the certificate or certificates representing the Securities to be redeemed, to the Fiscal Agent within a period of 60 days (the "Option Period") of the date of the Notice of Right to Tender, and (ii) the Issuer shall select a date for redemption (the "Redemption Date"), which shall be within 60 days from the end of the Option Period, and, on the Redemption Date, shall redeem the Securities tendered for redemption within the Option Period. At least 10 days prior to the Redemption Date, the Issuer shall [(i)] deliver notice of the Redemption Date in the manner provided for herein to each bearer who requested redemption[, or (ii) publish notice of the Redemption Date in the manner provided for herein, as the case may be].]

     [Insert description of those events, if any, which constitute Redemption Events.]

     [Notices to redeem Securities shall be given to holders of Bearer Securities by publication at least once in a leading daily newspaper in the English language of general circulation in the Borough of Manhattan, The City of New York and in Europe (which, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall be a daily newspaper of general circulation in Luxembourg) and to holders of Registered Securities in writing mailed, first-class postage prepaid, to each holder of Registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the register hereinabove referred to. In the case of a redemption in whole at the option of the Issuer, such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Issuer, notice will be given twice, the first such notice (the "First Partial Redemption Notice") to be given not more than 60 days nor less than 45 days prior to the date fixed for redemption and the second such notice (the "Second Partial Redemption Notice") to be given at least 20 days thereafter but not less than 30 days prior to the date fixed for redemption.]

     [The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of publication of any newspaper or of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Bearer Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the publication or mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Such notices will be deemed to have been given on the date of such publication or mailing or, if published in such newspapers on different dates, on the date of the first such publication. Notices to redeem Securities shall specify the date fixed for redemption, the Securities to be redeemed, the applicable redemption price, the place or places of payment, that payment will be made upon presentment and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption of a Registered Security), together, in the case of a Bearer Security, with all appurtenant Coupons, if any, maturing subsequent to the date fixed for redemption, that interest accrued to the date fixed for redemption (unless such date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue [and that such redemption is for the sinking fund if such is the case]. [If the redemption is pursuant to the provisions hereof relating to redemption permitted as a result of the occurrence or satisfaction of any condition or conditions precedent thereto, such notice shall also state that such condition or conditions precedent have occurred or been satisfied and, if such provisions so require, state that the Issuer has elected to redeem all the Securities of this series.] [In addition, in the case of a partial redemption, the First Partial Redemption Notice shall specify the last date prior to the Second Partial Redemption Notice on which exchanges or registration of transfers of Securities may be made and the second Partial Redemption Notice shall also specify the Securities called for redemption and the aggregate principal amount of the Securities of this series to remain outstanding after the redemption.]]

     [If notice of redemption has been given in the manner set forth herein, the Securities so to be redeemed shall become due and payable on the redemption date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, together in the case of Bearer Securities with all appurtenant Coupons, if any, maturing subsequent to the redemption date, the Securities shall be paid and redeemed by the Issuer at the places, in the manner and currency and at the redemption price herein specified together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date; provided, however, that interest due on or prior to the redemption date on Bearer Securities shall be payable only upon the presentation and surrender of Coupons for such interest at an office or agency outside the United States unless payment of the full amount so payable at each such office or agency outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in the coin or currency in which such payment is to be made. If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the redemption date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Issuer harmless. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, the Coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void, and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.]

     In the event:

     (i) the Issuer shall default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, [or in any deposit of any sinking fund payment in respect of the Securities of this series,] and such default shall continue for a period of 30 days,

     (ii) the Issuer shall default in the performance of any other covenant in the Securities of this series and, if such default is capable of remedy, such default shall continue for a period of 60 days after written notice thereof shall have been given to the Issuer at the corporate trust office of the Fiscal Agent in The City of New York by the holder of any Securities of this series,

     (iii) any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any External Public Indebtedness of the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral Ng Pilipinas ("Bangko Sentral")) having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination),

     (iv) any default shall occur in the payment of principal of, or premium or prepayment charge (if any) or interest on, any External Public Indebtedness of the Issuer having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination), when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto,

     (v) the validity of the Securities of this series or the Fiscal Agency Agreement shall be contested by the Issuer or any legislative, executive or judicial body or official of the Issuer which is authorized in each case by law to do so and, acting alone or together with any other such body or official, has the legal power and authority to declare the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable, or the Issuer shall deny any of its obligations under the Securities of this series or the Fiscal Agency Agreement (whether by a general suspension of payments or a moratorium on the payment of debt or otherwise), or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Issuer, or any final and non-appealable decision by any court in the Issuer having jurisdiction, shall render any provision of the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable or shall prevent or delay the performance or observance by the Issuer of any of its obligations thereunder,

     (vi) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Issuer to make or perform its obligations under the Securities of this series or the Fiscal Agency Agreement, or for the validity or enforceability thereof shall expire without renewal, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which is materially prejudicial to the interests of the holders of the Securities of this series,

     (vii) the Issuer declares a general moratorium with respect to the repayment of the External Indebtedness of either the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral),

     (viii) the Issuer shall cease to be a member of the International Monetary Fund (the "IMF") or shall cease to be eligible to use the general resources of the IMF or

     (ix) the Issuer or the central bank of the Issuer (as of the date of hereof, Bangko Sentral) shall not at all times exercise full ownership, power and control over the International Monetary Assets of the Issuer;

[[With respect to Collective Action Securities:] provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare [if the Security is not an Original Issue Discount Security, insert -- the principal amount of all the Securities of this series and the accrued interest thereon] [if the Security is an Original Issue Discount Security, insert -- an amount of principal of all the Securities of this series determined as hereinafter provided] to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. [The amount referred to in the preceding sentence shall be equal to -- insert formula for determining the amount.] If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.]

[[With respect to Securities other than Collective Action Securities:] provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series, then each bearer of this Security may, at such bearer's option, declare [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [if the Security is an Original Issue Discount Security, insert--an amount of principal of this Security determined as hereinafter provided] to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [such amount] shall become and be immediately due and payable; provided, however, that in the case of any event described in clauses (ii), (iii), (iv),
(v), (vi), (viii)
or (ix) above, any notice declaring the Securities of this series due and payable shall become effective only when the Fiscal Agent has received such notices from the holders of at least twenty-five percent in principal amount of all Securities of this series then outstanding. Securities held by the Issuer shall not be considered "outstanding" for purposes of the preceding sentence. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.] Notwithstanding the foregoing, the Securities of this series shall not be due and payable if, prior to the time when the Issuer receives such notice all defaults provided for in the Securities of this series and the Fiscal Agency Agreement shall have been cured.]

     Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

     As used herein, "External Indebtedness" means any indebtedness that is denominated or payable by its terms in a currency or currencies other than the currency of the Republic of the Philippines. "Indebtedness" means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed. No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

     "International Monetary Assets" means all (i) gold, (ii) Special Drawing Rights, (iii) Reserve Positions in the Fund and (iv) Foreign Exchange.

     "Special Drawing Rights," "Reserve Positions in the Fund" and "Foreign Exchange," have, as to the types of assets included, the meanings given to them in the IMF's publication entitled "International Financial Statistics" or such other meanings as shall be formally adopted by the IMF from time to time.

     [[With respect to Collective Action Securities:] For purposes of determining whether the holders of the requisite principal amount of Outstanding Securities of a series are present at a meeting of holders of Securities of this series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement under the Fiscal Agency Agreement, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of this series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

     A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then Outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.]

     [[With respect to Securities other than Collective Action Securities:] A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.]

     [[With respect to Collective Action Securities:] For purposes of a meeting of the holders of the Securities of this series other than a meeting to discuss a Reserved Matter, the persons entitled to vote a majority of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the original meeting. To vote at a meeting, a person must either hold Securities of this series Outstanding at that time or be duly appointed as a proxy for a holder of the Securities. The Fiscal Agent will make all rules governing the conduct of any meeting.

     Section 19(c) of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (i) at any meeting of holders of the Securities of this series duly called and held pursuant thereto, upon the affirmative vote, of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of this series represented at such meeting but of all the Securities of this series Outstanding at that time), or (ii) with the written consent of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of this series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of this series, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of this series the vote or consent of the holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 of the Fiscal Agency Agreement, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, as set forth in Section 15 of the Fiscal Agency Agreement, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default, or (J) change the status of the Securities of this series, as set forth in the terms of the Securities of this series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter."

     Section 19(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined above), and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter.]

     [[With respect to Securities other than Collective Action Securities:]
Section 12(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than a majority in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend or supplement the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series.]

     Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities [or Coupons], for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities [or Coupons], or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting or supplementing any defective provision contained in the Securities [or Coupons] or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the holder of this Security, to all of which each holder of any Security [or Coupon], by acceptance thereof, consents.

     [[With respect to Collective Action Securities:] The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.]

     [[With respect to Securities other than Collective Action Securities:] The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series). Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series

(including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.]

     At the request and expense of the Issuer the Fiscal Agent shall arrange for the publication of notices to holders of Bearer Securities. Notices to holders of Bearer Securities shall be validly given if published in a leading daily newspaper in the English language of general circulation in London, England (which is expected to be the Financial Times) and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, in Luxembourg (which is expected to be the Luxemberger Wort). The Issuer shall ensure that notices are duly published in a manner which complies with the rules and regulations of any stock exchange on which the Securities are for the time being listed. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once on the first date on which publication is made. Holders of Bearer Securities shall be deemed for all purposes to have notice of the contents of any notice given in accordance with this provision.

     No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal or (and premium, if any, on) [and interest on] this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security and each Coupon appertaining hereto shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery of the Securities of this series and the Fiscal Agency Agreement by the Issuer which shall be governed by the laws of the Republic of the Philippines.

                                 FORM OF COUPON

                            [Form of Face of Coupon]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                            (R-) _______________________________
                                                 Dollars
                                                 Due............................


                           REPUBLIC OF THE PHILIPPINES

                         [Title of Series of Securities]

     Unless the Security to which this Coupon appertains shall have been called for previous redemption and payment thereof duly provided for, on the date set forth hereon, REPUBLIC OF THE PHILIPPINES (the "Issuer") will pay by check to bearer, upon presentation and surrender hereof, the amount shown hereon (together with any Additional Amounts in respect thereof which the Issuer may be required to pay according to the terms of said Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction as the Issuer may from time to time determine and notify to the holders of Securities, being the interest then payable on said Security.

                                            REPUBLIC OF THE PHILIPPINES


                                            By _________________________________
                                               Name:
                                               Title:

                           [Form of Reverse of Coupon]

                                  PAYING AGENTS

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------

                                    EXHIBIT C

                        FORM OF TEMPORARY GLOBAL SECURITY

                           REPUBLIC OF THE PHILIPPINES

                         (Title of Series of Securities)

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to bearer upon presentation and surrender of this temporary global Security the principal sum of __________ U.S. Dollars (U.S.$__________) on __________ [If the Security is to bear interest prior to maturity, insert--, and to pay interest [thereon] [calculated on __________] from the date hereof [annually] [semi-annually] in arrears on __________ [and __________] in each year, commencing __________ (each an "Interest Payment Date"), at the rate [of _____% per annum] [to be determined in accordance with the provisions hereinafter set forth], until the principal hereof is paid or made available for payment [If applicable insert--and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____ per annum on any overdue principal and premium and on any overdue installment of interest]; provided, however, that payments on this temporary global Security shall be made only after the issuance of the definitive Securities for which this temporary global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Fiscal Agency Agreement referred to below) of the interest coupons thereto attached as they severally mature.]

     [Insert floating interest rate provisions, if applicable.]

     [If the Securities are not to bear interest prior to maturity, insert--(the "Stated Maturity"). The principal of this temporary global Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this temporary global Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand; provided, however, that such interest shall be payable only after the issuance of the definitive Securities in bearer form for which this temporary global Security is exchangeable. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand, subject to the proviso in the preceding sentence.]

     This temporary global Security is one of a duly authorized issue of Securities of the Issuer designated as specified in the title hereof, issued and to be issued under the Fiscal Agency Agreement, dated as of --, 1999, as amended (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement). It is a temporary Security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for definitive Securities in bearer form, with interest coupons attached, or in registered form, without coupons, of authorized denominations, (a) if a date, or the manner of its determination, prior to which no such exchange may be made has been designated pursuant to the Fiscal Agency Agreement, not earlier than such date and (b) as promptly as practicable following presentation of certification, in the form required by the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this temporary global Security (or, if such exchange is only for a part of this temporary global Security, of such part) are not U.S. persons other than certain financial institutions. Definitive Securities in bearer form to be delivered in exchange for any part of this temporary global Security shall be delivered only outside the United States. Upon any exchange of a part of this temporary global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

     Until exchanged in full for definitive Securities, this temporary global Security shall in all respects be entitled, to the same benefits, and subject to the same terms and conditions of, and the Issuer shall be subject to the same restrictions as those to be endorsed on, the definitive Securities and those contained in the Fiscal Agency Agreement, except that neither the holder hereof nor the beneficial owners of this temporary global Security shall be entitled to receive payments hereon.

     This temporary global Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery by the Issuer.

     All terms used in this temporary global Security which are defined in the Fiscal Agency Agreement, including the exhibits thereto, or the definitive Securities shall have the meanings assigned to them therein.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by the manual signature of one of its duly authorized officers, this temporary global Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                            REPUBLIC OF THE PHILIPPINES


                                            By _________________________________
                                               Name:
                                               Title:

                          CERTIFICATE OF AUTHENTICATION

     This is the temporary global Security referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                            THE CHASE MANHATTAN BANK,
                                              as Fiscal Agent


                                            By _________________________________
                                                     Authorized Signatory

                              SCHEDULE OF EXCHANGES

                                                 Remaining
                  Principal amount            principal amount        Notation made on
Date          exchanged for definitive         following such       behalf of the Fiscal
made                Securities                    exchange                  Agent
----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

----          ------------------------        ----------------      --------------------

                                    EXHIBIT D

         FORM OF CERTIFICATION TO BE PROVIDED TO EUROCLEAR AND CEDELBANK

                                  CERTIFICATION

                           REPUBLIC OF THE PHILIPPINES

                         [Title of Series of Securities]

                               (the "Securities")

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States or domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Republic of the Philippines or the Republic of the Philippines' agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to [$]_______________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _______________

       To be dated on or after the 15th day before any applicable Exchange Date

                                                       [Name of Account Holder]


                                                       -------------------------
                                                         (Authorized Signatory)

                                    EXHIBIT E

                      FORM OF CERTIFICATION TO BE GIVEN BY
                             EUROCLEAR AND CEDELBANK

                                  CERTIFICATION

                           REPUBLIC OF THE PHILIPPINES

                         [Title of Series of Securities]

                               (the "Securities")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, [$]____ principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States or domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Republic of the Philippines or the Republic of the Philippines' agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

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
     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _______________                    Yours faithfully,

[To be dated no earlier than              [MORGAN GUARANTY TRUST
the Exchange Date]                          COMPANY OF NEW YORK, BRUSSELS
                                            OFFICE, as Operator of the Euroclear
                                            Clearance System]

                                          [CEDEL BANK, SOCIETE ANONYME]

                                          By ___________________________________

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